Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
20.	Income Taxes

Components of earnings (loss) from continuing operations before income taxes and noncontrolling interests are as follows (in thousands):

Year Ended December 31,	2011	2010	2009
United States	$1,241,465	$260,794	$(353,463)
Foreign	10,347	6,321	(60,515)

	$1,251,812	$267,115	$(413,978)

The provision (benefit) for income taxes consists of the following (in thousands):

	Year Ended December 31,
	2011	2010	2009

Current:
Federal	$329,076	$(66,462)	$(258,683)
State	1,685	(19,297)	(22,274)
Foreign	2,016	8,289	15,611

Total current	332,777	(77,470)	(265,346)

Deferred:
Federal	55,124	138,662	115,630
State	10,400	12,223	(10,354)
Foreign	(7,473)	(12,623)	(16,730)

Total deferred	58,051	138,262	88,546

Total provision (benefit) for income taxes	$390,828	$60,792	$(176,800)

A reconciliation of the federal statutory tax rate (35%) to the total provision is as follows:

	Year Ended December 31,
	2011	2010	2009

Taxes computed at statutory rate	35.00%	35.00%	35.00%
State income taxes, net of federal income tax benefit	0.63	(1.72)	5.12
Federal research credit	(0.28)	(1.19)	0.84
Domestic manufacturing deduction	(2.21)	—	(0.13)
Equity in losses of foreign joint venture	0.64	3.09	(5.93)
Foreign rate differential	(0.92)	(3.83)	2.79
Noncontrolling interests	(2.32)	(9.47)	4.77
Other, net	0.68	0.88	0.25

Provision for income taxes	31.22%	22.76%	42.71%

Deferred tax assets and liabilities resulted from the following (in thousands):

	December 31,
	2011	2010
Deferred tax assets:
Accrued liabilities and reserves	$115,752	$115,095
Allowance for doubtful accounts	14,088	16,809
Inventory	142,236	140,676
Post-retirement benefits	8,260	17,889
Natural gas hedges	22,433	42,469
Net operating loss carryforward	25,739	50,529
Cumulative translation adjustments	2,254	506
Tax credit carryforwards	39,700	24,000

Total deferred tax assets	370,462	407,973

Deferred tax liabilities:
Holdbacks and amounts not due under contracts	(9,406)	(13,007)
Intangibles	(236,627)	(250,247)
Property, plant and equipment	(461,915)	(406,889)

Total deferred tax liabilities	(707,948)	(670,143)

Total net deferred tax liabilities	$(337,486)	$(262,170)

Current deferred tax assets were $195.9 million at December 31, 2011 ($186.0 million at December 31, 2010). Non-current deferred tax liabilities were $533.4 million at December 31, 2011 ($448.2 million at December 31, 2010). Nucor paid $322.4 million in net federal, state and foreign income taxes in 2011 (received $245.0 million in refunds in 2010 and paid $213.2 million in 2009).

Cumulative undistributed foreign earnings for which U.S. taxes have not been provided are included in consolidated retained earnings in the amount of $168.0 million at December 31, 2011 ($141.0 million at December 31, 2010). These earnings are considered to be indefinitely reinvested and, accordingly, no provisions for U.S. federal and state income taxes are required. It is not practicable to determine the amount of unrecognized deferred tax liability related to the unremitted earnings.

State net operating loss carryforwards were $490.8 million at December 31, 2011 ($843.0 million at December 31, 2010). If unused, they will expire between 2014 and 2031. Foreign net operating loss carryforwards were $66.2 million at December 31, 2011 ($81.2 million at December 31, 2010). If unused, they will expire between 2027 and 2030.

At December 31, 2011, Nucor had approximately $80.9 million of unrecognized tax benefits, of which $78.5 million would affect Nucor's effective tax rate, if recognized. At December 31, 2010, Nucor had approximately $92.8 million of unrecognized tax benefits, of which $85.3 million would affect Nucor's effective tax rate, if recognized.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits recorded in deferred credits and other liabilities is as follows (in thousands):

	December 31,
	2011	2010	2009
Balance at beginning of year	$92,752	$108,587	$87,734
Additions based on tax positions related to current year	6,733	1,983	2,422
Reductions based on tax positions related to current year	(3,160)	(1,358)	—
Additions based on tax positions related to prior years	937	5,705	858
Reductions based on tax positions related to prior years	(2,169)	(4,046)	(15,540)
Additions due to settlements with taxing authorities	—	2,363	36,317
Reductions due to settlements with taxing authorities	(958)	(3,246)	(1,288)
Reductions due to statute of limitations lapse	(13,238)	(17,236)	(1,916)

Balance at end of year	$80,897	$92,752	$108,587

We estimate that in the next twelve months, our gross uncertain tax positions, exclusive of interest, could decrease by as much as $15.5 million, as a result of the expiration of the statute of limitations.

During 2011, Nucor recognized $3.6 million of expense in interest and penalties ($5.3 million of benefit in 2010 and $9.9 million of expense in 2009). As of December 31, 2011, Nucor had approximately $34.3 million of accrued interest and penalties related to uncertain tax positions ($30.6 at December 31, 2010).

Nucor has concluded U.S. federal income tax matters for years through 2006.  The 2008 to 2011 tax years are open to examination by the Internal Revenue Service. The years 2004 and 2007 are open to the extent net operating losses were carried back.  In 2011 the Canada Revenue Agency completed an audit examination for the periods 2006 to 2008 for Harris Steel Group Inc. and subsidiaries with immaterial adjustments to the income tax returns. The tax years 2008 through 2011 remain open to examination by other major taxing jurisdictions to which Nucor is subject (primarily Canada and other state and local jurisdictions).